As of March 30, 2001                                               EXHIBIT 21

                  SUBSIDIARIES OF JORDAN INDUSTRIES, INC.


                                                           Jurisdiction
Subsidiaries                                              of  Incorporation
------------                                              -----------------
The Old Imperial Electric Company                              Ohio
(inactive)
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

The Old Scott Motors Company (1)                             Delaware
(inactive)
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

Old Gear Research, Inc. (1)                                  Delaware
(inactive)
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

Sate-Lite Manufacturing Company (2)                            Ohio
6220-30 Gross Point Road
Niles, Illinois  60648

DACCO, Incorporated (3)                                        Ohio
741 Dacco Drive
P.O. Box 279
Cookeville, Tennessee  38502-2789

Detroit Transmission Products Co. (4)                       California
2622 North Wigwam
Stockton, California  95205

Borg Manufacturing (4)                                      California
12150 Sixth Street at Hyssop
Rancho Cucamonga, California  91730

DACCO/Detroit of Ohio, Inc, (4)                                Ohio
3316 Refugee Road
Columbus, Ohio  43232

DACCO/Detroit of Ohio, Inc. (4)                                Ohio
4926 Provident Drive
Cincinnati, Ohio  45246

ABC Transmission Parts Warehouse, Inc. (4)                  Tennessee
115 West Anderson Avenue
Knoxville, Tennessee  37917

Nashville Transmission Parts, Inc.                          Tennessee
210 North First Street
Nashville, Tennessee  37213

                                                           Jurisdiction
Subsidiaries                                             of Incorporation
------------                                             -----------------
DACCO/Detroit of Florida, Inc. (4)                          Florida
3611 West Chestnut Street
Tampa, Florida  33607

DACCO/Detroit of Florida, Inc. (4)                          Florida
3697 Northwest 15th Street
Lauderhill, Florida  33311

DACCO/Detroit of Florida, Inc. (4)                          Florida
613 Triumph Court, Bay 6
Orlando, Florida  32805

DACCO/Detroit of Florida, Inc. (4)                          Florida
6265-A North "W" Street
Pensacola, Florida  32505

DACCO/Detroit of Florida, Inc. (4)                          Florida
1822 Wabasso Drive
West Palm Beach, Florida  33409

DACCO/Detroit of Minnesota, Inc. (4)                       Minnesota
817 Vandalia Street, Unit 2A
St. Paul, Minnesota  55114

DACCO/Detroit of Colorado, Inc. (4)                         Colorado
(inactive)
1329 West Byers, Unit A
Denver, Colorado  80228

DACCO/Detroit of Indiana, Inc. (4)                          Indiana
4839 East 23rd Street
Indianapolis, Indiana  46218

DACCO/Detroit of Indiana, Inc. (4)                          Indiana
8601 Indiana Street
Merrillville, Indiana 46410

DACCO/Detroit of Missouri, Inc. (4)                         Missouri
3115 Locust Street
St. Louis, Missouri  63103

DACCO/Detroit of North Carolina, Inc. (4)                 North Carolina
(inactive)
741 DACCO Drive
P.O. Box 2789
Cookeville, Tennessee  38502

DACCO/Detroit of Memphis, Inc. (4)                         Tennessee
2803 Longate Drive
Memphis, Tennessee  38132

DACCO/Detroit of Nebraska, Inc. (4)                         Nebraska
3314 North 88th Plaza
Omaha, Nebraska  68134

                                                          Jurisdiction
Subsidiaries                                             of Incorporation
------------                                             ------------------

DACCO/Detroit of Alabama, Inc. (4)                           Alabama
1512 2nd Avenue South
Birmingham, Alabama  35233

DACCO/Detroit of Alabama, Inc. (4)                           Alabama
2650 Government Boulevard
Mobile, Alabama  36606

DACCO/Detroit of New Jersey, Inc. (4)                      New Jersey
(inactive)
2309 Haddonfield Road
Pennsuaken, New Jersey  08110

DACCO/Detroit of Michigan, Inc. (4)                         Michigan
27513 Schoolcraft Road
Livonia, Michigan  48150

DACCO/Detroit of Michigan, Inc. (4)                         Michigan
3514 South Saginaw Street
Flint, Michigan  48503

DACCO/Detroit of Arizona, Inc. (4)                           Arizona
2301 North 35th Avenue
Phoenix, Arizona  85009

DACCO/Detroit of Arizona, Inc. (4)                           Arizona
145 West Juanity, Suite 4
Mesa, Arizona  85210

DACCO/Detroit of Oklahoma, Inc. (4)                         Oklahoma
2500 West Lindley
Oklahoma City, Oklahoma  73107

DACCO/Detroit of Texas, Inc. (4)                            Texas
2504 Weaver Street
Haltom City, Texas  76117

DACCO/Detroit of Texas, Inc. (4)                            Texas
2636 Farrington Street
Dallas, Texas  75207

DACCO/Detroit of South Carolina, Inc. (4)               South Carolina
3517 White Horse Road
Greenville, South Carolina  29611

DACCO/Detroit of West Virginia, Inc. (4)                West Virginia
5518 MacCorkle Avenue, Southwest
South Charleston, West Virginia  25309

DACCO/Detroit of Pennsylvania, Inc. (4)                 Pennsylvania
250 Paulson Street
Pittsburgh, Pennsylvania  15206

DACCO/Detroit of Chattanooga, Inc. (4)                    Tennessee
2315 Cannon Avenue
Chattanooga, Tennessee  37408

                                                         Jurisdiction
Subsidiaries                                           of Incorporation
-------------                                          ----------------
DACCO/Detroit of Virginia, Inc. (4)                        Virginia
1395 Air Rail Avenue
Virginia Beach, Virginia  23455

DACCO/Detroit of Virginia, Inc. (4)                        Virginia
4399-H Henninger Court
Chantilly, Virginia  20151

DACCO/Detroit of Virginia, Inc. (4)                        Virginia
1623 Elmdale Ave.
Richmond, Virginia 23224

DACCO/Detroit of Kentucky, Inc. (4)                        Kentucky
3899 Produce Road, Unit 118
Louisville, Kentucky  40218

DACCO/Detroit of Georgia, Inc. (4)                         Georgia
3810 Lake Street
Macon, Georgia  31204

DACCO/Detroit of Nevada, Inc. (4)                           Nevada
4620 Mitchell Street, Suite H
North Las Vegas, Nevada  89031

Riverside Book and Bible House, Inc.                       Delaware
1500 Riverside Drive
P.O. Box 370
Iowa Falls, Iowa  50126

World Bible Publishers, Inc. (5)                           Delaware
1500 Riverside Drive
P.O. Box 370
Iowa Falls, Iowa  50126

JI Properties, Inc.                                        Delaware
9 West 57th Street, 40th Floor
New York, New York  10019

Welcome Home, Inc.                                         Delaware
309-D Raleigh Street
Wilmington, North Carolina  28412

Home Again Stores, Inc./Les Magasias/Home Again Inc.        Canada
(Canada) (6)
309-D Raleigh Street
Wilmington, North Carolina 28412

JII/Sales Promotion Associates, Inc.                       Delaware
(inactive)
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

                                                           Jurisdiction
Subsidiaries                                             of Incorporation
------------                                             ----------------
SPL Holdings, Inc. (7)                                     Illinois
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

Valmark Industries, Inc. (8)                               Delaware
3393 West Warren Avenue
Tremont, California  94539

JII Promotions, Inc.                                       Delaware
(f/k/a) Sales Promotion Associates, Inc. (8)
454 East Main Street
Columbus, Ohio  43215

Seaboard Folding Box Corporation (8)                       Delaware
35 Daniels Street
Fitchburg, Massachusetts  01420

Pamco Printed Tape & Label Co., Inc. (9)                   Delaware
2200 South Wolf Road
Des Plaines, Illinois  60018

JI Finance Company                                         Delaware
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

Cape Craftsmen, Inc.                                       Delaware
210A Old Dairy Road
Wilmington, North Carolina  28405

Old Viewsonics, Inc.                                       Delaware
(f/k/a Viewsonics, Inc.)
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

Old Dura-Line Corporation                                  Delaware
(f/k/a Dura-Line Corporation)
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

Old Cambridge Products Corporation                         Delaware
(f/k/a Cambridge Products Corporation)
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

Old Johnson Components, Inc.                               Delaware
(f/k/a Johnson Components, Inc.)
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

                                                         Jurisdiction
Subsidiaries                                           of Incorporation
------------                                           ----------------
Cho-Pat, Inc.                                              Delaware
Mount Holly Industrial Commons
100 Lippincott Lane, Unit #6
Mount Holly, New Jersey  08060

Jordan Specialty Plastics, Inc. (10)                       Delaware
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

Beemak Plastics, Inc. (11)                                 Delaware
16639 South Gramercy Place
Gardena, California  90247

Deflecto Corporation (11)                                  Delaware
7035 East 86th Street
Indianapolis, Indiana  46250

Deflecto Canada, Ltd. (12)                                  Canada
2700-401 Bay Street
Toronto, Ontario  M5H 2Y4

Rolite Plastics, Inc. (12)                                 Delaware
6 Gundy Drive
Midvale, Ohio  44653

Tele-Flow, Inc. (12)                                        Texas
8101 Fite Road
Pearland, Texas  77584

YT Holdings, Inc. (12)                                     Delaware
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

Yearntree Limited (13)                                  United Kingdom
Units 1-5 Queensway
Meadows Industrial Estate
Newport
Wales  NP19 4SP

Jordan Auto Aftermarket, Inc.                              Delaware
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

Alma Products I, Inc. (3)                                  Michigan
2000 Michigan Avenue
Alma, Michigan  48801

Online Environs Inc. (14)                                  Delaware
201 Broadway, 7th Floor
Cambridge, Massachusetts  02139

Subsidiaries                                               Jurisdiction
------------                                             of Incorporation
                                                         ------------------
Specialty Internet Holdings, Inc.                           Delaware
ArborLake Centre, Suite 550
1751 Lake Cook Road
Deerfield, Illinois 60015

JI Services, Inc.                                           Delaware
ArborLake Centre, Suite 550
1751 Lake Cook Road
Deerfield, Illinois 60015

Internet Services of Michigan, Inc. (15)                    Delaware
109 West Grand River Avenue
Howell, Michigan 48843

JI Flavor & Fragrance, Inc.                                 Delaware
ArborLake Centre, Suite 550
1751 Lake Cook Road
Deerfield, Illinois60015

Flavor Source, Inc. (16)                                   California
1070 N. Armando Street
Anaheim, California 92806



Material Assets

The Parent owns all of the outstanding Senior Cumulative Preferred Stock issued by Motors and Gears Holdings, Inc.

Footnotes
---------

(1)   A wholly-owned subsidiary of The Old Imperial Electric Company.

(2)   Sate-Lite's common stock is 98.6% owned by Jordan Specialty Plastics, Inc.

(3)   A wholly-owned subsidiary of Jordan Auto Aftermarket, Inc.

(4)   A wholly-owned subsidiary of DACCO, Incorporated.

(5)   A wholly-owned subsidiary of Riverside Book and Bible House, Inc.

(6)   A wholly-owned subsidiary of Welcome Home, Inc.

(7)   83.3% owned subsidiary of JII, Inc.

(8)   A wholly-owned subsidiary of SPL Holdings, Inc.

(9)   An 80% owned subsidiary of SPL Holdings, Inc.

(10) JII, Inc. owns 95% of the voting rights, 95% of the economic rights and participates in 95% of the cumulative net income or net loss of Jordan Specialty Plastics, Inc. The common shares of Jordan Specialty Plastics, Inc. are owned by shareholders of Jordan Industries, Inc. and certain other persons.

(11)  A wholly-owned subsidiary of Jordan Specialty Plastics, Inc.

(12)  A wholly-owned subsidiary of Deflecto Corporation.

(13)  A wholly-owned subsidiary of YT Holdings, Inc.

(14)  A 65% owned subsidiary of Specialty Internet Holdings, Inc.

(15)  A wholly-owned subsidiary of JI Services, Inc.

(16)  A wholly-owned subsidiary of JI Flavor & Fragrance, Inc.

                      MOTORS AND GEARS HOLDINGS, INC.
                                SUBSIDIARIES


                                                           Jurisdiction
Subsidiaries                                             of Incorporation
-------------                                            ----------------

Kinetek, Inc.                                                 Delaware
(f/k/a) Motors and Gears, Inc. (1)
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

Kinetek Industries, Inc.                                      Delaware
(f/k/a) Motors and Gears Industries, Inc. (2)
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

Merkle-Korff Industries, Inc. (3)                             Illinois
1776 Winthrop Drive
Des Plaines, Illinois  60018

Merkle-Korff de Mexico S.A. de C.V. (4)                        Mexico

The Imperial Electric Company (3)                             Delaware
1503 Exeter Road
Akron, Ohio  44306

Gear Research, Inc. (5)                                       Delaware
4329 Eastern Avenue, Southeast
Grand Rapids, Michigan  49508

Motion Holdings, Inc. (3)                                     Delaware
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

Motion Control Engineering, Inc. (6)                         California
11354 White Rock Road
Rancho Cordova, California  95742

Electrical Design and Control Company (3)                     Delaware
2350 Meijer Drive
Troy, Michigan  48084

Advanced D.C. Holdings, Inc. (3)                              Delaware
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

Advanced D.C. Motors, Inc. (7)                                New York
6268 East Molloy Road
East Syracuse, New York  13057

Electrical Vehicle Components, Ltd. (8)                      California
552 College Avenue
Palo Alto, California  94306

                                                          Jurisdiction
Subsidiaries                                             of Incorporation
------------                                             ------------------

Sermed S.A.R.L. (9)                                           France

R&A Machine Tool Corporation (10)                            New York
Box 370-A, Steadman Road
Lee Center, New York  13363

Advanced D.C. Motors GmbH (11)                                Germany

FIR Group Holdings, Inc. (3)                                  Delaware
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

Motors and Gears Amsterdam B.V. (12)                      The Netherlands
Atrium Building, 7th Floor
Strawinskylaan 31015
1077 ZK Amsterdam

Motors and Gears Rotterdam B.V.                           The Netherlands

FIR Group Holdings, Italia, S.r.l.                             Italy

Construgioni Italiane Motori Elettricia, S.p.A.                Italy
43040 Viazzano di Varano De'Melegaria (Parma) Italia

SelinSistemi, S.p.A.                                           Italy
Via Chiaravagna, 28
16153 Genova-Sestri P

FIR Electromeccanica, S.p.A.                                   Italy
Via Roma n. 19
26041 Casalmaggiore CR

T.E.A. Technologie Electromeccaniche ed Automazione, S.r.l.    Italy

Footnotes
---------

17   A wholly-owned subsidiary of Motors and Gears Holdings, Inc.

18   A wholly-owned subsidiary of Motors and Gears, Inc.

19   A wholly-owned subsidiary of Motors and Gears Industries, Inc.

20 Merkle-Korff Industries, Inc. owns 99.99% of the capital stock of the corporation and Motors and Gears, Inc. owns the remaining capital stock of the corporation.

21   A wholly-owned subsidiary of The Imperial Electric Company.

22   A wholly-owned subsidiary of Motion Holdings, Inc.

23   A wholly-owned subsidiary of Advanced D.C. Holdings, Inc.

24   A 50% owned subsidiary of Advanced D.C. Motors, Inc.

25   A 99% owned subsidiary of Advanced D.C. Motors, Inc.

26   A 20% owned subsidiary of Advanced D.C. Motors, Inc.

27   A 90% owned subsidiary of Advanced D.C. Motors, Inc.

28   A wholly-owned subsidiary of FIR Group Holdings, Inc.






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